Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

8. Income Taxes

Actual income tax expense for the three and nine months ended September 30, 2017 and 2016 varies from the amount that would result by applying the applicable statutory federal income tax rate of 34% to income before income taxes as summarized in the following table:

(unaudited)	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
Income tax benefit at statutory income tax rate	$(1,168)	$(902)	$(508)	$(743)
State income tax (net of federal tax benefit)	(5)	54	104	131
Other	2	1	7	7
Income tax benefit	$(1,171)	$(847)	$(397)	$(605)

The Company carries a net deferred income tax asset of $855 and $420 as of September 30, 2017 and December 31, 2016, respectively, all of which the Company believes is more likely than not to be fully realized based upon management’s assessment of future taxable income. Significant components of the Company’s net deferred tax assets are as follows:

(unaudited)	September 30, 2017	December 31, 2016
Deferred income tax assets:
Loss and loss adjustment expense reserves	$49	$35
Unearned premium reserves	2,055	1,503
Net operating loss carryforwards	736	235
Share-based compensation	335	316
Other	308	270
Deferred income tax assets	$3,483	$2,359

Deferred income tax liabilities:
Deferred policy acquisition costs	$2,105	$1,492
State deferred taxes	444	397
Other	79	50
Deferred income tax liabilities	$2,628	$1,939

Net deferred income tax assets	$855	$420

As of September 30, 2017, the Company had no unrecognized tax benefits. The Company analyzed its tax positions in accordance with the provisions of Accounting Standards Codification Topic 740, Income Taxes, and has determined that there are currently no uncertain tax positions. The Company generally recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense (benefit).

8. Income Taxes

A summary of income tax expense (benefit) is as follows:

	Year Ended December 31,
	2016	2015
Current income tax expense (benefit)	$20	$(452)
Deferred income tax expense (benefit)	88	(211)
Total income tax expense (benefit)	$108	$(663)

Actual income tax expense (benefit) differs from the income tax expense computed by applying the applicable effective federal and state tax rates to income before income tax expense (benefit) as follows:

	Year ended December 31,
	2016		2015
	$	%	$	%

Provision for taxes at U.S. statutory marginal income tax rate of 34%	$40	34.0%	$(794)	34.0%
Nondeductible expenses	15	12.4%	20	(0.8)%
State tax (net of federal benefit)	53	44.4%	105	(4.5)%
Other	—	—%	6	(0.3)%
Income tax expense (benefit)	$108	90.8%	$(663)	28.4%

Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting purposes as compared to the amounts used for income tax purposes. Significant components of the Company’s net deferred tax assets are as follows:

	As of December 31,
	2016	2015
Deferred income tax assets:
Loss and loss adjustment expense reserves	$35	$22
Unearned premium reserves	1,503	1,462
Net operating loss carryforwards	235	284
Share-based compensation	316	264
Other	270	278
Deferred income tax assets	$2,359	$2,310

Deferred income tax liabilities:
Deferred policy acquisition costs	$1,492	$1,370
State deferred taxes	397	378
Other	50	56
Deferred income tax liabilities	$1,939	$1,804

Net deferred income tax assets	$420	$506

The Company has recorded a net deferred tax asset of $420 and $506 as of December 31, 2016 and December 31, 2015, respectively. Realization of net deferred tax asset is dependent on generating sufficient taxable income in future periods. Management believes that it is more likely than not that the deferred tax assets will be realized and as such no valuation allowance has been recorded against the net deferred tax asset. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. As of December 31, 2016, based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. When assessing the need for valuation allowances, the Company considers future taxable income and ongoing prudent and feasible tax planning strategies. Should a change in circumstances lead to a change in judgment about the ability to realize the deferred tax assets in future years, the Company would record valuation allowances as deemed appropriate in the period that the change in circumstances occurs, along with a corresponding charge to net income. The resolution of tax reserves and changes in valuation allowances could be material to the Company’s results of operations for any period, but is not expected to be material to the Company’s financial position.

As of December 31, 2016 the Company had net operating loss carryforwards (“NOLs”) for federal income tax purposes of approximately $691 which will be available to offset future taxable income. As a result of certain changes in ownership and pursuant to Section 382 of the Internal Revenue Code of 1986, as amended, these NOLs are subject to a yearly limitation. The amount and expiration date of the NOL carryforwards are as follows:

Year of Occurrence	Year of Expiration	Amount
2013	2032	$684
2014	2033	7
Total		$691

Based upon the results of the Company’s analysis and the application of ASC 740-10, management has determined that all material tax positions meet the recognition threshold and can be considered as highly certain tax positions. This is based on clear and unambiguous tax law, and the Company is confident that the full amount of each tax position will be sustained upon possible examination. Accordingly, the full amount of the tax positions is anticipated to be recognized in the financial statements.

The Company files federal income tax returns as well as multiple state and local tax returns. The Company’s consolidated federal and state income tax returns for the years 2012 - 2015 are open for review by the Internal Revenue Service (“IRS”) and the various state taxing authorities.